Exhibit 99.1

VIASPACE SUBSIDIARY ADDS VICE PRESIDENT JAPAN BUSINESS DEVELOPMENT

PASADENA, CA—March 13, 2006 —VIASPACE Inc. (OTCBB: VSPC), a company that transforms proven space and defense technologies from NASA and the Department of Defense into hardware and software solutions, announced today that Gary Miller has joined its subsidiary, Direct Methanol Fuel Cell Corporation (DMFCC) as Vice President Business Development Japan.

Mr. Miller worked for several years in business development for Tokai Bussan Company, a Japanese electronics trading company and has extensive experience working closely with companies headquartered in Japan including Panasonic, Hitachi, and Sony. He has also consulted for Motorola in the Asia region. Mr. Miller’s position as Vice President Business Development Japan will be focused on the strategic development and distribution process for disposable methanol fuel cell cartridges that provide the energy source for laptop computers and other portable electronic devices that will be powered by direct methanol fuel cells. Mr. Miller graduated from the University of California at Irvine 1984 with a BA in Economics and received an MBA from the University of Colorado at Boulder in 1987.

Dr. Carl Kukkonen, Chief Executive Officer of VIASPACE and its subsidiary DMFCC, said, “The addition of Gary Miller to the DMFCC business development team will help us immensely as we position DMFCC as a significant player in the methanol fuel cell cartridge business. Gary speaks Japanese and his experience in dealing directly with executives at major Japanese companies is invaluable and will greatly assist us in our efforts.”

About VIASPACE: Unparalleled Knowledge. Unparalleled Solutions.

VIASPACE is a diversified technology company with knowledge and expertise in energy/fuel cells, microelectronics, sensors, homeland security and public safety, and information and computational technology. Founded in 1998 with the objective of transforming proven space and defense technologies from NASA and the Department of Defense into hardware and software solutions that solve today’s complex problems, VIASPACE benefits from important patent and software licenses from Caltech, which manages NASA’s Jet Propulsion Laboratory, and from relationships with research laboratories, universities, and other organizations within the advanced technology community. For more information, please visit our website at www.VIASPACE.com, or contact Investor Relations at (888) 359-9558, or IR@VIASPACE.com, or Public Relations at PR@VIASPACE.com.

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